EXHIBIT 99.1

STANDARD LICENSE AGREEMENT TERMS

     This document constitutes the Standard License Agreement Terms, dated as of March 5, 2004, which are incorporated by reference in the License Agreement (specified in Section B of the Omnibus Instrument as defined below) between Principal Financial Services, Inc., an Iowa corporation with its principal place of business at 711 High Street, Des Moines, Iowa 50392 (the “Licensor”), and the Trust named in the Omnibus Instrument (the “Licensee”).

     These Standard License Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, a License Agreement.

     The following terms and provisions shall govern the activities of the Licensee subject to contrary terms and provisions expressly adopted in the License Agreement, which contrary terms, if any, shall be controlling.

W I T N E S S E T H:

     WHEREAS, the Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor, and may acquire additional trademarks and service marks in the future, all as defined below;

     WHEREAS, the Licensee desires to use certain of the Licensor’s trademarks and service marks in connection with the Licensee’s activities, as described more fully below; and

     WHEREAS, the Licensor and the Licensee wish to formalize the agreement between them regarding the Licensee’s use of the Licensor’s marks.

     NOW, THEREFORE, in consideration of the mutual promises set forth in these Standard License Agreement Terms and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
Definitions

     Section 1.01 Definitions. Capitalized words or phrases used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture between the Licensee and Citibank, N.A., as indenture trustee, dated as of the date specified in the Omnibus Instrument (the “Indenture”).

     Section 1.02 The following terms have the meanings set forth below:

     “Agreement” means a License Agreement substantially in the form included in Section B of the Omnibus Instrument, as amended, modified or supplemented from time to time, that incorporates by reference these Standard License Agreement Terms.

     “Licensed Marks” means all marks listed in the attached Appendix A, as amended from time-to-time by the parties, as provided for in Article 5.

     “Licensed Services” means the activities undertaken by the Licensee, in connection with the establishment and conduct of the Program established by Principal Life for the issuance of debt obligations of the Licensee, such as the issuance of Notes to investors and any actions incident to the foregoing.

     “Omnibus Instrument” means the omnibus instrument pursuant to which certain Program Documents are executed and the Trust is established.

     “Territory” means: world-wide.

ARTICLE 2
Grant of License

     Subject to the terms and conditions set forth in the Agreement, the Licensor hereby grants to the Licensee for the duration of the Agreement a non-exclusive, non-transferable, royalty-free right and license to use the Licensed Marks in connection with the Licensed Services within the Territory. The Licensee agrees and acknowledges that the limited rights and licenses granted in this Article 2 are revocable by the Licensor immediately and that the Agreement is terminable by the Licensor as provided in Article 8.

ARTICLE 3
Ownership and Maintenance of the Licensed Marks

     Section 3.01 The Licensee acknowledges that the Licensor is the sole owner of the Licensed Marks, agrees that it will do nothing inconsistent with such ownership, agrees that all use of the Licensed Marks by the Licensee, including all goodwill associated therewith, shall inure solely to the benefit of the Licensor, and agrees to assist the Licensor in executing any additional documents that may be necessary to effect the purposes of this provision, including but not limited to the execution of any and all documents required by governmental agencies in order to register or maintain the current registrations of the Licensed Marks. The Licensee agrees that it will not represent that it has any ownership interest in the Licensed Marks or any registration thereof. The Licensee acknowledges the validity of the Licensed Marks and agrees that it will not, directly or indirectly, attack or challenge in any way the validity of the Licensed Marks, the Licensor’s rights in and to the Licensed Marks or the validity or enforceability of the Agreement. The Licensee acknowledges that nothing in the Agreement shall give the Licensee any right, title or interest in the Licensed Marks or any goodwill associated therewith, other than those rights expressly granted under the Agreement.

     Section 3.02 The Licensee acknowledges that its use of a Licensed Mark of the Licensor prior to the Agreement creates no ownership rights for the Licensee in a Licensed Mark in any jurisdiction. Upon termination of the rights granted by the Agreement, the Licensee agrees it shall not claim any ownership rights to any Licensed Mark of the Licensor as a result of such use.

     Section 3.03 The Licensor shall use commercially reasonable efforts to maintain the Licensed Marks and all registrations thereof and/or applications therefor in the Territory. The Licensee shall execute all documents as are reasonably necessary or expedient to aid in, and shall otherwise cooperate at the Licensor’s expense with, the Licensor’s efforts to prepare, obtain, file, record and maintain all such registrations and applications.

     Section 3.04 The Licensor shall have no further maintenance obligations as to the Licensed Marks or any registration thereof or application therefor upon giving written notice to the Licensee that it does not intend to continue such maintenance; provided, however that the Licensor shall have no such right of termination of its maintenance obligations in the event any series of Notes is outstanding. Notwithstanding anything to the contrary contained herein, after giving such notice, the Licensor shall not be liable to the Licensee in any manner for any failure by the Licensor to maintain any Licensed Marks.

ARTICLE 4
Quality Control

     Section 4.01 At all times, the Licensee agrees to use the Licensed Marks in the Territory only in accordance with such quality standards and specifications as may be established by the Licensor and communicated to the Licensee from time to time. All use of the Licensed Marks made by the Licensee hereunder shall faithfully reproduce the design and appearance of the Licensed Marks as reflected on Appendix A.

     Section 4.02 The Licensee agrees that the nature and quality of all Licensed Services shall conform to the quality standards and specifications, as may be established by the Licensor and communicated to the Licensee from time to time, and shall not deviate materially from the current quality of services and products included in the Licensed Services.

     Section 4.03 The Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks. The Licensor shall have the right to inspect, upon reasonable notice and at all reasonable times, the business facilities and records of the Licensee and, upon reasonable request, to obtain written materials of the Licensee at any time during the term of the Agreement so that the Licensor may determine whether the Licensee is appropriately maintaining the Licensor’s quality standards pertaining to the Licensed Marks and to the Licensed Services. The Licensee will immediately modify or discontinue any use of the Licensed Marks that the Licensor deems not to be in compliance with its quality standards.

     Section 4.04 Upon request by the Licensor, the Licensee shall provide the Licensor with representative samples of all promotional materials, packaging, labels, advertisements or any other materials that include any of the Licensed Marks so that the Licensor may ensure that said materials are in conformance with the Licensor’s quality standards.

     Section 4.05 The Licensee agrees that all activities conducted in accordance with the Agreement shall be in conformance with all applicable laws, rules and regulations. The Licensee shall affix to all materials that bear a Licensed Mark, including, but not limited to, all stationery, labels, packaging, advertising and promotional materials, manuals, invoices and all other printed materials, (a) notices in compliance with applicable trademark laws and (b) such legend as the Licensor may reasonably designate by written notice and is required or otherwise reasonably necessary to allow adequate protection of the Licensed Marks and the benefits thereof under applicable trademark laws from time to time.

ARTICLE 5
Amendment of Agreement

     The Agreement may be amended at any time by the parties to add or delete Licensed Marks or to modify the scope of Licensed Services. Such amendment(s) may be accomplished by a simple letter agreement outlining the amendment(s) and signed by both parties.

ARTICLE 6
Manner of Use

     Section 6.01 The Licensee agrees to use the Licensed Marks only in the form and manner, and with appropriate ownership legends, as prescribed from time to time by the Licensor.

     Section 6.02 The Licensee shall have the right to use the marks shown in Appendix A in connection with the Licensee’s name, but, aside from this right, the Licensee shall not have the right to (a) change or modify the Licensed Marks, or create any design variation of the Licensed Marks, without obtaining the prior written consent of the Licensor, (b) join any name, mark or logo with the Licensed Marks so as to form a composite trade name or mark, (c) use the Licensed Marks in any manner that reflects improperly upon the Licensed Marks or (d) use any other mark that is confusingly similar to the Licensed Marks.

     Section 6.03 The Licensee’s use of Licensed Marks for any Licensed Services other than the Program is subject to the prior written approval of the Licensor.

     section 6.04 The Licensee shall not at any time do or suffer to be done any act or thing, including, without limitation, opposing the Licensor’s registration of the Licensed Marks, that will in any way impair the Licensor’s rights in the Licensed Marks.

     Section 6.05 The Licensee shall promptly notify the Licensor of any country in which the Licensee intends to use a Licensed Mark. The Licensee hereby notifies the Licensor that the

Licensee intends to use the Licensed Marks in the United States. The Licensor may, but shall have no obligation to, apply for trademark registration in such country, or otherwise initiate action to protect its trademark rights in that country. If necessary or requested by the Licensor, the Licensee shall join in such application, shall execute any documents and shall take any action as may be or requested by the Licensor to implement such application or to retain, enforce or defend the Licensed Marks.

     Section 6.06 The Licensee shall not at any time, without the prior written consent of the Licensor, acquire a registration or file and prosecute a trademark application or applications to register the Licensed Marks, or any component, variation or derivation thereof, or any name or mark confusingly similar thereto, for any goods or services anywhere in the world. If the Licensee at any time, without the prior written consent of the Licensor, files or causes to be filed, in its own name or otherwise on its behalf, an application to register or otherwise takes steps under applicable laws to obtain trademark protection of the Licensed Marks in any country, territory or jurisdiction, the Licensee shall, at the direction of the Licensor, either (a) assign and transfer to the Licensor, without further consideration, all right, title and interest in or to the Licensed Marks in such country, territory or jurisdiction, or (b) surrender and abandon such registration or application for registration.

ARTICLE 7
Infringement or Dilution Proceedings

     Section 7.01 The Licensee agrees to promptly notify the Licensor of any unauthorized use of any of the Licensed Marks as such unauthorized use comes to the Licensee’s attention. The Licensor shall have the sole right and discretion to take any action relating to the Licensed Marks, and the Licensee agrees to cooperate fully, should the Licensor decide to take such action.

     Section 7.02 If infringement or dilution proceedings relating to the Licensed Marks result in an award of damages or the payment of any sums to the Licensor, any such damages or payments shall belong solely to the Licensor.

     Section 7.03 The Licensee will promptly notify the Licensor of any claim, complaint, allegation or threatened litigation (a “Claim”) relating to the Licensed Marks, including, but not limited to, any Claim of infringement or dilution by any third party. The Licensor shall have sole authority to address, settle or litigate any Claim at its expense, provided, however, the Licensee shall fully cooperate with the Licensor in any Claim brought.

ARTICLE 8
Term and Termination

     Section 8.01 The Agreement shall continue in force and effect for so long as the Program is in effect, but no later than December 31, 2099, unless it is sooner terminated as provided for herein.

     section 8.02 The Licensor may terminate the Agreement forthwith, upon written notice to the Licensee, if, in the Licensor’s sole discretion and determination, there is a material breach of the Licensee’s obligations under the Agreement.

     Section 8.03 Either party may terminate the Agreement, without cause, by giving thirty (30) days written notice to the other party.

     Section 8.04 Notwithstanding Section 8.03, for the further protection of the Licensed Marks, the license granted herein shall automatically and immediately terminate, without any notice by or any action required on the part of the Licensor, in the event that there is an Event of Default relating to the Licensee’s Notes which results in such Notes becoming due and payable prior to their stated maturity.

ARTICLE 9
Effect of Termination

     Section 9.01 Immediately upon termination of the Agreement, the Licensee shall cease and desist from any and all use of the Licensed Marks, amend its organizational documents, take all other actions necessary or desirable to change its name to a name that does not include any of the Licensed Marks, or any confusingly similar term, cease to distribute all materials bearing the Licensed Marks and destroy any remaining inventory of documents bearing the Licensed Marks.

     Section 9.02 Immediately upon termination of the Agreement, the Licensee shall cease and desist from any and all use of the Licensed Marks, cease to distribute all materials that bear the Licensed Marks, and destroy any remaining inventory of documents that bear the Licensed Marks.

     Section 9.03 Upon termination of the Agreement, the Licensee agrees to cooperate fully with the Licensor to amend or cancel any governmental recordations or approvals for the benefit of the Licensee pertaining to any marks or names which consist of or include any of the Licensed Marks.

     Section 9.04 Upon termination of the Agreement, any and all rights in the Licensed Marks and the goodwill connected therewith shall remain the exclusive property of the Licensor.

ARTICLE 10
Miscellaneous Provisions

     Section 10.01 Interpretation and Enforcement of Agreement. The Agreement shall be interpreted according to the laws of the State of Iowa, and the parties agree that exclusive jurisdiction over the enforcement of the Agreement shall be appropriate in the state or federal courts of the State of Iowa. The parties agree that any breaches of the Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

     Section 10.02 Amendment and Waiver. No amendment, modification or discharge of the Agreement, and no waiver under the Agreement, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by either of the parties hereto of a breach of or a default under any of the provisions of the Agreement, nor the failure by either of the parties, on one or more occasions, to enforce any of the provisions of the Agreement or to exercise any right or privilege under the Agreement, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges under the Agreement. The rights and remedies provided in the Agreement are cumulative and are not exclusive of any rights or remedies that either party otherwise may have at law or in equity.

     Section 10.03 Severability. In the event any provision of the Agreement shall be invalid or unenforceable, it shall be deemed to be separate and shall not affect any other provision of the Agreement.

     Section 10.04 Assignment. The Agreement including the licenses granted in the Agreement is not assignable or transferable by agreement or by operation of law without the express written consent of the Licensor. Any such unauthorized assignment or transfer shall be null and void and of no legal effect. The Agreement shall be binding upon and inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

     Section 10.05 Notices. All notices, requests, demands and other communications required to be in writing under the Agreement shall be addressed as follows and notice shall be considered given five (5) days following dispatch by first class mail, postage prepaid or if transmitted by facsimile, when confirmed:

If to the Licensor:

Principal Financial Services, Inc.
711 High Street
Des Moines, IA 60392
Telephone: (515) 248-9809
Facsimile: (515) 248-3011
Attn: Milo M. Vukelich, Counsel

If to the Licensee:

The Principal Life Income Fundings Trust specified in the Omnibus Instrument
c/o U.S. Bank Trust National Association
100 Wall Street, 16th Floor

New York, New York 10005
Telephone: (212) 361-2458
Facsimile: (212) 509-3384
Attn: Adam Berman

     Section 10.06 Trustee. The Agreement has been executed on behalf of the Licensee by the Trustee solely in its capacity as trustee of the Licensee, and not in its individual capacity. In no case shall the Trustee (or any entity acting as successor or additional trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the Licensee under the Agreement, any right to assert any such liabilities against the Trustee (or any entity acting as successor or additional trustee) being hereby waived by the other party to the Agreement; provided, however, that such waiver shall not affect the liability of the Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity thereunder.

     Section 10.07 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 10.08 Equitable Relief. The Licensee acknowledges that the Licensor will suffer irreparable harm as a result of the material breach by the Licensee of any covenant or agreement to be performed or observed by the Licensee under the Agreement, and acknowledges that the Licensor shall be entitled to apply for and receive from any court or administrative body of competent jurisdiction a temporary restraining order, preliminary injunction and/or permanent injunction, without any necessity of proving damages, enjoining the Licensee from further breach of the Agreement or further infringement or impairment of the rights of the Licensor.

     Section 10.09 Further Assurances. Each of the parties to the Agreement agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of the Agreement. The parties shall act in good faith in the performance of their obligations under the Agreement.

APPENDIX A

LICENSED MARKS

PRINCIPAL®
THE PRINCIPAL®
PRINCIPAL FINANCIAL GROUP®
PRINCIPAL FINANCIAL GROUP and Design®